                                                                   EXHIBIT 10.45

                              AMENDMENT NUMBER ONE


     THIS AMENDMENT NUMBER ONE to the Supply and Service Agreement between MCI Telecommunications Corporation ("MCI") and CellStar, Ltd. ("CellStar"), is entered into as of this 4th day of January, 1997.

     WHEREAS, MCI and CellStar (the "Parties") entered into the Supply and Service Agreement as of November 18, 1996 ("the Agreement"); and

     WHEREAS, MCI and CellStar desire to amend the Agreement to change certain terms of the Agreement;

     NOW, THEREFORE, the Parties hereto agree that the Agreement is amended, effective January 4th, 1997, as follows:

1. Attachment A to Exhibit C shall be hereby deleted and replaced by the attached Attachment A to Exhibit C.

Unless otherwise deleted or changed herein, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned have caused this Amendment Number One to be duly executed as of the date hereof.


MCI TELECOMMUNICATIONS                 CELLSTAR, LTD.
CORPORATION                              BY NATIONAL AUTO CENTER, INC.
                                           GENERAL PARTNER

By: /s/ Victoria Harker                  By: /s/ Elaine Flud Rodriguez
    -----------------------------            -----------------------------------

Printed                                  Printed
Name:   Victoria Harker                  Name:   Elaine Flud Rodriguez
      ---------------------------              ---------------------------------

Title: Vice President                    Title: Vice President
       --------------------------               --------------------------------


Date: 2/2/97                             Date: 1-30-97
      --------------------------               --------------------------------

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

                 ATTACHMENT A (Revised as of January 4, 1997)
                                INVENTORY ITEMS


MCI PAGERS

PART NUMBER          DESCRIPTION         FREQUENCY             COV

BPNXA86BLK002        PRONTO BLACK         929.8625             L

BBFXA86BLK002        BRAVO BLACK          929.8625             L

BBFXA58BLK002        BRAVO BLACK          929.5875             R/N

BUXXA86BLK002        ULTRA BLACK          929.8625             L

BUXXA86TTL002        ULTRA TEAL           929.8625             L

BUXXA86CIC002        ULTRA CRAN           929.8625             L

BUXXA86BBL002        ULTRA BLUE           929.8625             L

BUXXA58BLK002        ULTRA BLACK          929.5875             R/N

BAGXA86BLK002        ADVISOR BLACK        929.8625             L

BAGXA58BLK002        ADVISOR BLACK        929.5875             R/N

BAGXA86BLK002S       ADVISOR BLACK        929.8625             L
                     SPORTS

BAGXA58BLK002S       ADVISOR BLACK        929.5875             R/N
                     SPORTS

BUXRE70BLK002        ULTRA BLACK          158.7000             L

BUXRE10BLK002        ULTRA BLACK          158.1000             L

BUXRD84BLK002        ULTRA BLACK          152.8400             L

BPNXA96BLK002        PRONTO BLACK         929.9625             L

BPNXA73BLK002        PRONTO BLACK         929.7375             L

BBFXA96BLK002        BRAVO BLACK          929.9625             L

BBFXA96TTL002        BRAVO TEAL           929.9625             L

BBFXA96CIC002        BRAVO CRAN           929.9625             L

BBFXA96BBL002        BRAVO BLUE           929.9625             L

BBFXA86TTL002        BRAVO TEAL           929.8625             L

PART NUMBER          DESCRIPTION          FREQUENCY           COV

BBFXA86CIC02         BRAVO CRAN           929.8625             L

BBFXA86BBL002        BRAVO BLUE           929.8625             L

BBFXA73BLK002        BRAVO BLACK          929.7375             L

BBFXA73TTL002        BRAVO TEAL           929.7375             L

BBFXA73CIC002        BRAVO CRAN           929.7375             L

BBFXA73BBL002        BRAVO BLUE           929.7375             L

BUXXA96BLK002        ULTRA BLACK          929.9625             L

BUXXA96TTL002        ULTRA TEAL           929.9625             L

BUXXA96CIC002        ULTRA CRAN           929.9625             L

BUXXA96BBL002        ULTRA BLUE           929.9625             L

BUXXA73BLK002        ULTRA BLACK          929.7375             L

BUXXA73TTL002        ULTRA TEAL           929.7375             L

BUXXA73CIC002        ULTRA CRAN           929.7375             L

BUXXA73BBL002        ULTRA BLUE           929.7375             L

BAGXA96BLK002        ADVISOR BLACK        929.9625             L

BAGXA73BLK002        ADVISOR BLACK        929.7375             L

BAGXA96BLK002S       ADVISOR BLACK        929.9625             L
                     SPORTS

BAGXA73BLK002S       ADVISOR BLACK        929.7375             L
                     SPORTS

BUXRD45BIL002        ULTRA BLACK          454.4500             L

BUXXA63BLK002        ULTRA BLACK          929.6375             L

BUXRE78BLK002        ULTRA BLACK          929.7875             L

BUXXA61BLK002        ULTRA BLACK          929.6125             L

PREPAID CALLING CARDS

Harley 20 Unit
Collectors' Independence Day 4 30 Units
Collectors' Independence Day 4 30 Units (Promotional Cards)

UNITED ARTIST THEATERS PROMOTIONAL MOVIE TICKETS

FULFILLMENT, COLLATERAL AND PROMOTIONAL MATERIALS

Including, but not limited to:

User Guide and Terms & Conditions
Warranty Cards
Box Sleeves
Alpha Paging Software
Sweepstakes Cards
Paging Correspondence Maps
Sports Paging Brochures
Other Brochures
Other Promotional Materials
Sales Aids
Long Distance Welcome Letters
Buckslips
Greeter Flyers
Other Collateral Materials

STAND-ALONE INTERNET SOFTWARE

  SKU            DESCRIPTION

  NETDISKS       MCI INTERNET SOFTWARE - DISKS
  NETCDROM       MCI INTERNET SOFTWARE - CDROM

PAGER ACCESSORIES

Straight Pager Bungee
Curly Pager Bungee
Pager Replacement Clip
Pager Safety Chain